Exhibit 10.3
ASSIGNMENT AND ASSUMPTION AGREEMENT
     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Assignor”) and Spectrum Sciences & Software, Inc., a Florida corporation (the “Assignee”), and shall be effective upon the filing with the Securities and Exchange Commission of Assignor’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Effective Date”).
RECITALS
     WHEREAS, Assignor and William H. Ham, Jr., the President and Chief Executive Officer of Assignor (“Employee”), are parties to that certain employment agreement, dated August 9, 2004 (the “Original Employment Agreement”);
     WHEREAS, Assignor and Employee amended the Original Employment Agreement as of December 14, 2005 to extend the term of the Original Employment Agreement to the date of the 2006 annual meeting of shareholders (the “Amendment” and, together with the Original Employment Agreement, the “Employment Agreement”), which Employment Agreement is attached hereto as Exhibit A;
     WHEREAS, Employee is currently the President and Chief Executive Officer of Assignee;
     WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of Assignor’s rights and obligations under the Employment Agreement (the “Assignment”) pursuant to this Agreement;
     WHEREAS, upon completion of the Assignment, the parties intend that the Employment Agreement will govern the employment of Employee as President and Chief Executive Officer of Assignee and will replace any other agreements or arrangement, if any, between Assignee and Employee relating thereto;
     WHEREAS, in accordance with the terms of the Employment Agreement, Employee desires to acknowledge and consent to the Amendment and the Assignment.
AGREEMENT:
     NOW, THEREFORE, for the premises considered and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

     1. Assignment. As of the Effective Date, Assignor assigns and transfers to Assignee all of its rights, title and interest in and to the Employment Agreement.
     2. Assumption. As of the Effective Date, Assignee assumes all obligations and liabilities of Assignor under the Employment Agreement arising from and after the date hereof and agrees to perform the obligations of Assignor arising from and after the date hereof under the Employment Agreement.
     3. Warranties and Representations. Assignor warrants and represents that the Employment Agreement is in full effect, has not been modified in any respect since the date of the Amendment, that Assignor has not assigned, transferred, pledged or entered into any other agreement with respect to the Employment Agreement, that the Employment Agreement is freely assignable to the Assignee and that Assignor is not prohibited under the Employment Agreement to execute and deliver this Assignment, provided that Employee shall have consented to the Assignment as provided herein.
     4. Rights of Parties. Nothing expressed or implied in this Assignment is intended or will be construed to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Assignment or any transaction contemplated hereby.
     5. Governing Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ASSIGNOR:		ASSIGNEE:

SPECTRUM SCIENCES & SOFTWARE		SPECTRUM SCIENCES & SOFTWARE,
HOLDINGS CORP., a Delaware corporation		INC., a Florida corporation

/s/ William H. Ham		/s/ William H. Ham

By:	William H. Ham	By:	William H. Ham
Its:	President and Chief Executive Officer	Its:	President and Chief Executive Officer

/s/ Nancy C. Gontarek		/s/ Nancy C. Gontarek

By:	Nancy C. Gontarek	By:	Nancy C. Gontarek
Its:	Chief Financial Officer	Its:	Chief Financial Officer

ACKNOWLEDGED AND AGREED, with respect to each of the Amendment and the Assignment, as of the date first written above:

EMPLOYEE:

/s/ William H. Ham, Jr.

William H. Ham, Jr.
[Signature page to W. Ham Employment Agreement Assignment]

Exhibit A
Employment Agreement